                                                                   EXHIBIT 99(a)


[H.B. FULLER     H.B. Fuller Company                Contact: Scott Dvorak
   LOGO]         Corporate Headquarters                      Investor Relations
                                                             651-236-5150
                 P.O 64683
                 St. Paul, Minnesota 55164-0683

--------------------------------------------------------------------------------

NEWS                  For Immediate Release                   September 24, 2002

Note: H.B. Fuller will host a conference call September 25, 2002 at 9:30 a.m. central time (10:30 a.m. eastern time). The call can be heard live over the Internet at H.B. Fuller's website at http://www.hbfuller.com under the section shareholder information or at www.streetevents.com.

                    H.B. Fuller Reports Third Quarter Results

ST. PAUL, Minn. - H.B. Fuller Company (NASDAQ: FULL) today reported sales and earnings for the third quarter that ended August 31, 2002.

Third quarter net income as reported was $9.2 million or $0.32 per share (diluted). These results include $6.3 million ($3.9 million after-tax) or $0.14 per share (diluted) of charges for asset impairments, severance and other costs relating to the restructuring initiative announced earlier in the year.

Third quarter net income, excluding special charges related to the restructuring initiative, totaled $13.1 million or $0.46 per share (diluted). Last year's third quarter net income was $14.6 million or $0.51 per share (diluted). Last year's third quarter net income included a one-time tax benefit of $0.09 per share (diluted).

--------------------------------------------------------------------------------------------------------------
                                                                                Net earnings     EPS (diluted)
                                                                               -------------     -------------
As reported, including special items in 2002                    Q3, 2002        $9.2 million         $0.32
                                                                Q3, 2001       $14.6 million*        $0.51*
* Includes a one-time tax benefit of $2.6 million                Change           -36.9%             -37.3%
  or $0.09 per share
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
                                                                                Net earnings     EPS (diluted)
                                                                               -------------     -------------
Excluding special items in 2002                                 Q3, 2002        $13.1 million       $0.46
                                                                Q3, 2001        $14.6 million*      $0.51*
* Includes a one-time tax benefit of $2.6 million                Change            -10.0%            -9.8%
  or $0.9 per share
--------------------------------------------------------------------------------------------------------------

Al Stroucken, CEO, said, "As any true signs of an economic recovery continue to elude us, our quarterly results are truly a reflection of our past and ongoing initiatives, which have provided us a more profitable foundation and will propel us into the future, optimistic and confident that we have taken the tough steps down the correct path."

Third Quarter Revenues

Net revenue for the third quarter of 2002 was $313.9 million, a 0.6 percent decrease from the third quarter of 2001. Reduced volume and pricing accounted for a decrease of 1.5 percent and 1.4 percent respectively, while positive currency effects resulted in an increase of 2.3 percent.

Third Quarter Segment Revenue

     >> Global Adhesives' net revenue decreased 0.4 percent compared to last year.
          o    Volume decreased 1.4 percent.
          o    Prices decreased 1.9 percent.
          o    Currency had a positive impact of 2.9 percent.

     >> Full-Valu / Specialty Group's net revenue decreased 0.9 percent compared to last year.
          o    Volume decreased 1.4 percent.
          o    Prices decreased 0.3 percent.
          o    Currency had a positive impact of 0.8 percent.

Operating income in Global Adhesives in the third quarter was $14.7 million, a decrease of $2.5 million from the third quarter of 2001. Full-Valu / Specialty's operating income of $8.1 million increased $0.6 million from the previous year's third quarter.

Nine Month Results
------------------

Nine months' results as reported reflect net income of $17.8 million or $0.62 per share (diluted). These results included $20.6 million ($12.9 million after-tax) or $0.45 per share (diluted) of charges for asset impairments, severance and other costs relating to the restructuring initiative announced in the first quarter. Last year's first nine months' net income which included the cumulative effect of an accounting change was $31.5 million, or $1.11 per share (diluted).

For the first nine months of 2002, net income, excluding special charges related to the restructuring initiative, was $30.7 million or $1.08 per share (diluted). For the same period in 2001, net income, excluding the cumulative effect of an accounting change in the first quarter, was $32.0 million or $1.13 per share (diluted). Last year's first nine months of net income also included a one-time tax benefit of $0.09 per share (diluted).


--------------------------------------------------------------------------------------------------------------
                                                                                Net earnings     EPS (diluted)
                                                                               -------------     -------------
As reported, including special items in 2002                      YTD, 2002    $17.8 million         $0.62
and the cumulative effect of an accounting                        YTD, 2001    $31.5 million*        $1.11*
change in 2001                                                      Change        -43.5%             -44.1%
* Includes a one-time tax benefit of $2.6 million
  or $0.09 per share
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
                                                                                Net earnings     EPS (diluted)
                                                                               -------------     -------------
Excluding special items in 2002 and the                           YTD, 2002    $30.7 million          $1.08
cumulative effect of an accounting change                         YTD, 2001    $32.0 million*         $1.13*
in 2001                                                             Change        -4.0%                -4.4%
* Includes a one-time tax benefit of $2.6 million
  or $0.09 per share
--------------------------------------------------------------------------------------------------------------


Net revenue for the first nine months of 2002 was $926.6 million, a 2.6 percent decrease from the first nine months of 2001. Volume and pricing were down 1.6 percent and 1.1 percent respectively and positive currency effects accounted for an increase of 0.1 percent.

               --------------------------------------------------

H.B. Fuller Company is a worldwide manufacturer and marketer of adhesives, sealants, coatings, paints and other specialty chemical products, with fiscal 2001 sales of $1.274 billion. Common stock is traded on the NASDAQ exchange under the symbol FULL. For more information about the Company, visit their website at: http://www.hbfuller.com.


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

Safe Harbor for Forward-Looking Statement

Certain statements in this document are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are subject to various risks and uncertainties, including but not limited to the following: political and economic conditions; product demand and industry capacity; competitive products and pricing; manufacturing efficiencies; new product development; product mix; availability and price of raw materials and critical manufacturing equipment; new plant startups; accounts receivable collection; the company's relationships with its major customers and suppliers; changes in tax laws and tariffs; patent rights that could provide significant advantage to a competitor; devaluations and other foreign exchange rate fluctuations (particularly with respect to the euro, the British pound, the Japanese yen, the Australian dollar, the Argentine peso and the Brazilian real); the regulatory and trade environment; and other risks as indicated from time to time in the company's filings with the Securities and Exchange Commission. All forward-looking information represents management's best judgment as of this date based on information currently available that in the future may prove to have been inaccurate. Additionally, the variety of products sold by the company and the regions where the company does business makes it difficult to determine with certainty the increases or decreases in sales resulting from changes in the volume of products sold, currency impact, changes in product mix and selling prices. However, management's best estimates of these changes as well as changes in other factors have been included. References to volume changes include volume and product mix changes, combined.

                              H.B. FULLER COMPANY
                             FINANCIAL INFORMATION
               in thousands, except per share amounts (unaudited)

                                                       13 Weeks            13 Weeks
                                                         Ended               Ended
                                                    August 31, 2002    September 1, 2001
                                                    ---------------    -----------------
Net sales                                              $ 313,936           $ 315,712
Cost of sales                                           (229,752)           (229,789)
                                                       ---------           ---------

Gross profit                                              84,184              85,923

Selling, administrative and other expenses               (67,673)            (61,173)
Interest expense                                          (4,353)             (5,198)
Other income (expense), net                                1,594              (1,537)
                                                       ---------           ---------

Income before income taxes, minority interests
 and income from equity investments                       13,752              18,015

Income taxes                                              (4,728)             (3,676)

Minority interests in consolidated income                    (74)               (177)

Income from equity investments                               249                 426
                                                       ---------           ---------

Net Income                                             $   9,199           $  14,588
                                                       =========           =========



Basic income per common share                          $    0.33           $    0.52
                                                       =========           =========


Diluted income per common share                        $    0.32           $    0.51
                                                       =========           =========

Weighted-average common shares outstanding:
     Basic                                                28,135              27,970
     Diluted                                              28,632              28,396



  Selected Balance Sheet Information (subject to change prior to filing of the
  ----------------------------------------------------------------------------
                    Company's Quarterly Report on Form 10-Q)
                    ----------------------------------------

                                           Unaudited                    Unaudited
                                           August 31,   December 1,    September 1,
                                              2002          2001          2001
                                           ----------   -----------    ------------
Inventory                                   $149,109      $141,210      $147,315
Trade accounts receivable, net               210,774       211,590       213,766
Trade accounts payable                       112,386       114,155       111,130
Total assets                                 967,684       966,173       990,867
Long-term debt                               170,188       203,001       230,824

                              H.B. FULLER COMPANY
                             FINANCIAL INFORMATION
               in thousands, except per share amounts (unaudited)

                                                              13 Weeks Ended - August 31, 2002
                                                       ----------------------------------------------------        13 Weeks
                                                                                                 Excluding           Ended
                                                       As Reported         Special Items       Special Items    September 1, 2001
                                                       -----------         -------------       -------------    -----------------
Net sales                                               $ 313,936           $    --             $ 313,936           $ 315,712
Cost of sales                                            (229,752)             (4,525)           (225,227)           (229,789)
                                                        ---------           ---------           ---------           ---------

Gross profit                                               84,184              (4,525)             88,709              85,923

Selling, administrative and other expenses                (67,673)             (1,801)            (65,872)            (61,173)
Interest expense                                           (4,353)               --                (4,353)             (5,198)
Other income (expense), net                                 1,594                --                 1,594              (1,537)
                                                        ---------           ---------           ---------           ---------

Income before income taxes, minority interests
  and income from equity investments                       13,752              (6,326)             20,078              18,015

Income taxes                                               (4,728)              2,302              (7,030)             (3,676)

Minority interests in consolidated income                     (74)                 93                (167)               (177)

Income from equity investments                                249                --                   249                 426
                                                        ---------           ---------           ---------           ---------

Net Income                                              $   9,199           $  (3,931)          $  13,130           $  14,588
                                                        =========           =========           =========           =========

Basic income (loss) per common share                    $    0.33           $   (0.14)          $    0.47           $    0.52
                                                        =========           =========           =========           =========


Diluted income (loss) per common share                  $    0.32           $   (0.14)          $    0.46           $    0.51
                                                        =========           =========           =========           =========

Weighted-average common shares outstanding:
     Basic                                                 28,135              28,135              28,135              27,970
     Diluted                                               28,632              28,632              28,632              28,396

                              H.B. FULLER COMPANY
                             FINANCIAL INFORMATION
               in thousands, except per share amounts (unaudited)

                                                              39 Weeks           39 Weeks
                                                                Ended              Ended
                                                           August 31, 2002    September 1, 2001
                                                           ---------------    -----------------
Net sales                                                     $ 926,578           $ 951,153
Cost of sales                                                  (679,779)           (694,442)
                                                              ---------           ---------

Gross profit                                                    246,799             256,711

Selling, administrative and other expenses                     (207,887)           (194,064)
Interest expense                                                (13,489)            (16,364)
Other income (expense), net                                       1,139              (2,229)
                                                              ---------           ---------

Income before income taxes, minority interests
  and income from equity investments                             26,562              44,054

Income taxes                                                     (9,248)            (12,790)

Minority interests in consolidated income                          (681)               (687)

Income from equity investments                                    1,167               1,421
                                                              ---------           ---------

Income before cumulative effect of accounting change          $  17,800           $  31,998
Cumulative effect of accounting change                             --                  (501)
                                                              ---------           ---------
Net Income                                                    $  17,800           $  31,497
                                                              =========           =========

Basic income (loss) per common share:
   Income before accounting change                            $    0.63           $    1.15
   Accounting Change                                               --                 (0.02)
                                                              ---------           ---------
Net Income                                                    $    0.63           $    1.13
                                                              =========           =========

Diluted income (loss) per common share:
   Income before accounting change                            $    0.62           $    1.13
   Accounting change                                               --                 (0.02)
                                                              ---------           ---------
Net Income                                                    $    0.62           $    1.11
                                                              =========           =========

Weighted-average common shares outstanding:
     Basic                                                       28,071              27,952
     Diluted                                                     28,571              28,306

                              H.B. FULLER COMPANY
                             FINANCIAL INFORMATION
               in thousands, except per share amounts (unaudited)

                                                                     39 Weeks Ended - August 31, 2002
                                                             --------------------------------------------------      39 Weeks
                                                                                                    Excluding          Ended
                                                             As Reported       Special Items       Special Items   September 1, 2001
                                                             -----------       -------------       -------------   -----------------
Net sales                                                     $ 926,578           $    --             $ 926,578       $ 951,153
Cost of sales                                                  (679,779)            (14,623)           (665,156)       (694,442)
                                                              ---------           ---------           ---------       ---------

Gross profit                                                    246,799             (14,623)            261,422         256,711

Selling, administrative and other expenses                     (207,887)             (6,000)           (201,887)       (194,064)
Interest expense                                                (13,489)               --               (13,489)        (16,364)
Other income (expense), net                                       1,139                --                 1,139          (2,229)
                                                              ---------           ---------           ---------       ---------

Income before income taxes, minority interests
  and income from equity investments                             26,562             (20,623)             47,185          44,054

Income taxes                                                     (9,248)              7,267             (16,515)        (12,790)

Minority interests in consolidated income                          (681)                431              (1,112)           (687)

Income from equity investments                                    1,167                --                 1,167           1,421
                                                              ---------           ---------           ---------       ---------

Income before cumulative effect of accounting change          $  17,800           $ (12,925)          $  30,725       $  31,998
Cumulative effect of accounting change                             --                  --                  --              (501)
                                                              ---------           ---------           ---------       ---------
Net Income                                                    $  17,800           $ (12,925)          $  30,725       $  31,497
                                                              =========           =========           =========       =========

Basic income (loss) per common share:
   Income before accounting change                            $    0.63           $   (0.46)          $    1.09       $    1.15
   Accounting Change                                               --                  --                  --             (0.02)
                                                              ---------           ---------           ---------       ---------
Net Income                                                    $    0.63           $   (0.46)          $    1.09       $    1.13
                                                              =========           =========           =========       =========

Diluted income (loss) per common share:
   Income before accounting change                            $    0.62           $   (0.45)          $    1.08       $    1.13
   Accounting change                                               --                  --                  --             (0.02)
                                                              ---------           ---------           ---------       ---------
Net Income                                                    $    0.62           $   (0.45)          $    1.08       $    1.11
                                                              =========           =========           =========       =========

Weighted-average common shares outstanding
     Basic                                                       28,071              28,071              28,071          27,952
     Diluted                                                     28,571              28,571              28,571          28,306